Filed by Sterling Financial Corporation
Pursuant to Rule 14a-12 of the Securities Exchange Act of 1934

Subject Company:
Sterling Financial Corporation
(Commission File No. 0-16276)

Shareholder Relations:
(717) 735-4066
(717) 735-5602

Dear Shareholder:

We are pleased to enclose the announcement of our merger with The PNC Financial Services Group, Inc., issued July 19, 2007. We think this is very positive news for our shareholders and customers, and especially for those of you who fall into both categories.

PNC is a diversified financial services company with a regional bank at its core and a number of specialized businesses that operate nationwide. Like Sterling, PNC also emphasizes easy-to-use products and high-quality customer service. That strategy helped PNC rank highest in J.D. Powers and Associates inaugural study of customer satisfaction with small business banking. PNC also has a strong focus on customer satisfaction among consumer customers. In addition, Sterling’s south central Pennsylvania, northern Maryland, and Delaware locations nicely complement PNC’s strong presence in the Philadelphia, Harrisburg, and Baltimore regions.

Restoring shareholder value is one of our top priorities, and we know it is for you, too. We think this partnership accomplishes that in a significant way, as well as pairing us with a high-quality and very successful financial services company.

Thank you for your interest in Sterling Financial Corporation and for your patience and support as we have worked through the challenges of the past three months.

Cordially,

Glenn R. Walz Chairman	J. Roger Moyer, Jr. President and Chief Executive Officer

R01070701

Forward-Looking Statements

This document contains forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Act of 1995. These include statements as to the proposed benefits of the merger between Sterling and PNC (the “Merger”), including future financial and operating results, cost savings, enhanced revenues and the accretion/dilution to reported earnings that may be realized from the Merger as well as other statements of expectations regarding the Merger and any other statements regarding future results or expectations. These statements involve risks and uncertainties that may cause results to differ materially from those set forth in these statements. Sterling cautions readers that results and events subject to forward-looking statements could differ materially due to the following factors, among others: the risk that the businesses of Sterling and PNC in connection with the Merger will not be integrated successfully or such integration may be more difficult, time-consuming or costly than expected; expected revenue synergies and cost savings from the Merger may not be fully realized or realized within the expected time frame; revenues following the Merger may be lower than expected; customer and employee relationships and business operations may be disrupted by the Merger; the ability to obtain required governmental and stockholder approvals, and the ability to complete the Merger on the expected timeframe; possible changes in economic and business conditions; the existence or exacerbation of general geopolitical instability and uncertainty; the ability of Sterling and PNC to integrate recent acquisitions and attract new customers; possible changes in monetary and fiscal policies, and laws and regulations; the effects of easing of restrictions on participants in the financial services industry; the cost and other effects of legal and administrative cases; possible changes in the credit worthiness of customers and the possible impairment of collectibility of loans; the effects of changes in interest rates and other risks and factors identified in each company’s filings with the SEC. Sterling does not undertake any obligation to update any forward-looking statement, whether written or oral, relating to the matters discussed in this document.

Additional Information About This Transaction

The PNC Financial Services Group, Inc. and Sterling Financial Corporation will be filing a proxy statement/prospectus and other relevant documents concerning the merger with the United States Securities and Exchange Commission (the “SEC”). WE URGE INVESTORS TO READ THE PROXY STATEMENT/PROSPECTUS AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE MERGER OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT/PROSPECTUS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors will be able to obtain these documents free of charge at the SEC’s web site (www.sec.gov). In addition, documents filed with the SEC by The PNC Financial Services Group, Inc. will be available free of charge from Shareholder Relations at (800) 843-2206. Documents filed with the SEC by Sterling Financial Corporation will be available free of charge from Sterling Financial Corporation by contacting Shareholder Relations at (877) 248-6420.

The directors, executive officers, and certain other members of management and employees of Sterling Financial Corporation are participants in the solicitation of proxies in favor of the merger from the shareholders of Sterling Financial Corporation. Information about the directors and executive officers of Sterling Financial Corporation is set forth in the proxy statement for its 2007 annual meeting of stockholders, which was filed with the SEC on April 2, 2007. Additional information regarding the interests of such participants will be included in the proxy statement/prospectus and the other relevant documents filed with the SEC when they become available.